Supplement dated 11-23-11 to the current Class A, Class B and CIass C Shares Prospectus
In the “Your account — How sales charges are calculated” section, the first paragraph and the table under the “Investment of $1 million or more” subsection is amended and restated as follows:
Class A shares are available with no front-end shares charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on investment of $1 million or more

Years after purchase	CDSC
1st year	1.00%
After 1st year	None
For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
In the “Your account — Transaction policies” section, under the “Exchanges” subsection, the third paragraph is amended and restated as follows:
Provided a fund’s eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of a fund (see the back cover of this prospectus).
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated 11-23-11 to the current Class I Shares Prospectus
In the “Your account — Who can buy shares” section, the following amends and restates the existing bulleted information:
• Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with John Hancock Funds to offer Class I shares through a no-load program or investment platform
• Retirement and other benefit plans
• Endowment funds and foundations
• Any state, county or city, or its instrumentality, department, authority or agency
• Accounts registered to insurance companies, trust companies and bank trust departments
• Any entity that is considered a corporation for tax purposes
• Investment companies, both affiliated and not affiliated with the adviser
• Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds
In the “Your account — Transaction policies” section, under the “Exchanges” subsection, the second paragraph is amended and restated as follows:
Provided a fund’s eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of a fund (see the back cover of this prospectus).
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated 11-23-11 to the current Statement of Additional Information
In the “ADDITIONAL SERVICES AND PROGRAMS” section, the following paragraph modifies the similar existing paragraph in the subsection “Exchange Privilege” as follows:
Provided a Fund’s eligibility requirements are met, an investor who purchases Class I shares of (the) a Fund pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by the Fund may be afforded an opportunity to make a conversion of Class A shares or Class C shares also owned by the investor in the same fund to Class I shares of that Fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See “Additional Information Concerning Taxes” for information regarding taxation upon the redemption or exchange of shares of a Fund.
In the “INITIAL SALES CHARGE ON CLASS A SHARES” section, the following bulleted paragraph modifies the similar existing bulleted paragraph in the subsection “Without Sales Charges” as follows:
•	Participant-directed retirement plans with at least 100 eligible employees at the inception of the fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan and a commission or finder’s fee was paid, a 1% CDSC will be imposed.
In the “PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES” section, the following paragraph is added:
Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Fund(s). These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment adviser, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in a Fund’s prospectus and if you had held your shares of the Fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.